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                       LEASE EXTENSION AGREEMENT

     This Agreement is made as of the 25 day of April, 1997, by and between Central Investment Co., Ltd., a limited partnership (hereinafter referred to as the "Landlord") and Austins 72nd, Inc., a Nebraska corporation (hereinafter referred to as the "Tenant").

                              WITNESSETH:

      WHEREAS, Landlord and Tenant entered into a written Lease Agreement dated October 16, 1992, covering the real property and improvements located at 1414 South 72nd Street, Omaha, Nebraska (the "Lease Agreement"); and

      WHEREAS, the original term of the Lease Agreement ends on October 31, 1997, and the Lease Agreement provides that the Tenant shall have the right to extend the original term for two (2) successive periods of five (5) years upon the terms and conditions provided in the Lease Agreement; and

      WHEREAS, Tenant will not exercise said rights to extend the original term for five (5) years, but wants to extend the original term from November 1, 1997 through April 30, 1998, and Landlord is willing to so extend the original term on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, it is agreed as follows:

     1. The original term of the Lease Agreement is hereby extended from November 1, 1997 through April 30, 1998.

     2. Tenant shall have no right to further extend the term of the Lease Agreement.

     3. Rent payable during the extended term shall be adjusted to $5,000.00 per month plus the cost of living adjustment, as provided in Section 4 of the Lease Agreement.


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     4.  All other terms and provisions of the Lease Agreement, as modified by this Agreement, shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

            AUSTIN 72ND, INC.           CENTRAL INVESTMENT., LTD.
         a Nebraska corporation         a limited partnership,


    BY:  /s/ Trisha Gade-Jones          BY:  /s/  Andrew C. Nelsen,
       ------------------------            ------------------------
          Trisha Gade-Jones                   Andrew C. Nelsen,
          Its President/CFO                   General Partner




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